EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ John F. Akers

John F. Akers

Dated:    February 23, 2006

EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ H. Furlong Baldwin

H. Furlong Baldwin

Dated:    February 23, 2006

EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Ronald C. Cambre

Ronald C. Cambre

Dated:    February 23, 2006

EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Marye Anne Fox

Marye Anne Fox

Dated:    February 23, 2006

EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ John J. Murphy

John J. Murphy

Dated:    February 23, 2006

EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Paul J. Norris

Paul J. Norris

Dated:    February 23, 2006

EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2005, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Thomas A. Vanderslice

Thomas A. Vanderslice

Dated:    February 23, 2006